EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: March 1, 2018 – March 31, 2018

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Schedule of Debtor Bank Account Balances	MOR-1b
Schedule of Professional Fees and Expenses Paid	MOR-1c
Copies of bank statements		Available to the U.S. Trustee upon request.
Cash disbursements journals		Available to the U.S. Trustee upon request.
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Summary of unpaid post-petition debts	MOR-4
Accounts Receivable Aging	MOR-5
Debtor Questionnaire	MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Michael J. Hobey	4/20/2018
Signature of Authorized Individual*	Date

Michael J. Hobey	President and Interim CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
REAL INDUSTRY, INC., et al.	)	Case No. 17-12464 (KJC)
)
Debtors.1)		(Jointly Administered)

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT RECONCILIATIONS AND COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Michael J. Hobey, President and Interim Chief Executive Officer of Real Industry, Inc. and its affiliated debtors and debtors-in-possession (collectively, the “Debtors”), hereby certifies as follows:

1.

Attached to MOR-1 is a listing of the Debtors’ bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtors’ ordinary course accounting practices and, together with the Debtors’ bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2.	To the best of my knowledge and belief, the Debtors are current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Michael J. Hobey	4/20/2018
Michael J. Hobey	Date
President and Interim Chief Executive Officer

1 The Debtors in the above-captioned chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are Real Industry, Inc. (3818), Real Alloy Intermediate Holding, LLC (7447), Real Alloy Holding, Inc. (2396), Real Alloy Recycling, Inc. (9798), Real Alloy Bens Run, LLC (3083), Real Alloy Specialty Products, Inc. (9911), Real Alloy Specification, Inc. (9849), ETS Schaefer, LLC (9350), and RA Mexico Holding, LLC (4620).  The principal place of business for the Real Alloy Debtors is 3700 Park East Drive, Suite 300, Beachwood, Ohio 44122.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

In re: Real Industry, Inc., et al.	Case No. 17-12464 (KJC)
Debtors	Reporting Period: March 1, 2018 – March 31, 2018

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtors’ good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtors complete their analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtors caution readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Real Industry, Inc	Real Alloy Intermediate Holding, LLC	Real Alloy Holding Inc.	Real Alloy Recycling, Inc.	Real Alloy Bens Run, LLC	Real Alloy Specialty Products, Inc.	Real Alloy Specification, Inc.	ETS Schaefer, LLC	RA Mexico Holding, LLC	Total Filer (Month Ended 03/31/2018)	Total Filer (Cumulative Since Filing)	Notes
Beginning Cash Balance (Book)	$7,322,159	$-	$-	$6,467,376	$-	$-	$-	$177,861	$-	$13,967,396	$4,663,014

Cash Receipts	-	-	-	22,098,077	-	1,387,575	29,199,098	530,746	-	53,215,497	226,514,274
Interest Income	72	-	-	-	-	-	-	-	-	72	598
Total Receipts	72	-	-	22,098,077	-	1,387,575	29,199,098	530,746	-	53,215,569	226,514,871

Cash Disbursements
Metals	-	-	-	(13,844,263)	-	(1,282,462)	(21,308,007)	(17,054)	-	(36,451,787)	(159,609,510)
Wages, Payroll, HR & Related	(139,388)	-	-	(3,953,936)	-	(120,342)	(1,810,902)	(160,008)	-	(6,184,575)	(28,708,575)
Interco w/Canada	-	-	-	(229,304)	-	-	(1,604,986)	-	-	(1,834,291)	(3,463,394)
Freight	-	-	-	(1,502,889)	-	(46,170)	(1,240,315)	(9,111)	-	(2,798,486)	(10,087,354)
Flux	-	-	-	(828,357)	-	-	(212,762)	-	-	(1,041,119)	(4,036,397)
Banking & Financial	(17,637)	-	-	(956,024)	-	(4,682)	(52,105)	-	-	(1,030,448)	(4,100,668)
Packaging & Storage	-	-	-	(35,828)	-	(4,476)	(28,640)	(8,879)	-	(77,823)	(538,297)
Industrial Waste	-	-	-	(676,621)	(28)	(2,651)	(13,728)	(2,945)	-	(695,973)	(2,066,825)
Interco w/Goodyear	-	-	-	(220,989)	-	-	-	-	-	(220,989)	(977,414)
Insurance	-	-	-	(68,752)	-	-	(38,688)	-	-	(107,440)	(1,417,114)
SG&A & Other	(338,496)	-	(148,008)	(1,242,481)	(12,680)	(37,844)	(571,736)	(19,116)	-	(2,370,360)	(7,574,685)
Tax Authority	-	-	-	(106,310)	-	(170)	(153)	-	-	(106,633)	(796,275)
Equipment, Parts, Supplies & Related	-	-	-	(1,676,974)	-	(42,701)	(732,733)	(253,911)	-	(2,706,319)	(7,089,611)
Construction/Fabrication	-	-	-	(596,632)	-	(1,060)	(9,197)	-	-	(606,890)	(1,199,934)
Chemicals & Lubricants	-	-	-	(238,066)	-	(5,078)	(141,158)	-	-	(384,302)	(1,531,516)
Cleaning & Waste Management	-	-	-	(256,490)	-	-	(9,052)	-	-	(265,542)	(852,824)
Utilities	-	-	(146)	(1,085,357)	(185)	(12,046)	(501,552)	(4,038)	-	(1,603,323)	(6,062,227)
Total Operating Disbursements	(495,521)	-	(148,154)	(27,519,272)	(12,893)	(1,559,682)	(28,275,714)	(475,062)	-	(58,486,298)	(240,112,621)	(A)

Restructuring Related Disbursements
Professional Fees	(532,581)	-	(3,714,234)	-	-	-	(8,145)	-	-	(4,254,960)	(6,679,253)
Adequate Assurance Deposit	-	-	-	-	-	-	-	-	-	-	(2,102,947)
Deposit - Derivatives	-	-	-	-	-	-	-	-	-	-	(2,500,000)
Deposit - Wells Fargo ABL	-	-	(100,000)	-	-	-	-	-	-	(100,000)	-
US Trustee Fees	-	-	-	-	-	-	-	-	-	-	(76,975)
Total Restructuring Related Disbursements	(532,581)	-	(3,814,234)	-	-	-	(8,145)	-	-	(4,354,960)	(11,359,175)	(A)

Net Cash Flow Prior to Financing Activities	(1,028,030)	-	(3,962,388)	(5,421,195)	(12,893)	(172,106)	915,239	55,684	-	(9,625,689)	(24,956,925)

Financing Activities
DIP Term Loan Borrowings	-	-	-	-	-	-	-	-	-	-	45,500,000
DIP Term Loan Fees and Interest	-	-	-	(383,333)	-	-	-	-	-	(383,333)	(6,145,556)	(A)
DIP ABL Borrowings	-	-	-	66,484,176	-	-	-	-	-	66,484,176	260,456,327
DIP ABL Paydown	-	-	-	(58,488,051)	-	-	-	-	-	(58,488,051)	(172,242,156)	(A)
DIP ABL Fees and Interest	(55,000)	-	-	(359,245)	-	-	-	-	-	(414,245)	(2,205,961)	(A)
Pre-Petition ABL Paydown	-	-	-	-	-	-	-	-	-	-	(93,297,972)	(A)
Pre-Petition Fees and Interest	-	-	-	-	-	-	-	-	-	-	(130,518)	(A)
Total Financing Activities	(55,000)	-	-	7,253,547	-	-	-	-	-	7,198,547	31,934,165

Net Cash Flow	(1,083,030)	-	(3,962,388)	1,832,352	(12,893)	(172,106)	915,239	55,684	-	(2,427,142)	6,977,240

Cash Sweep	-	-	3,962,388	(3,270,935)	12,893	172,106	(915,239)	38,787	-	-	(0)

Ending Cash Balance (Book)	$6,239,129	$-	$-	$5,028,793	$-	$-	$-	$272,332	$-	$11,540,254	$11,640,254
Disbursements for Calculating Quarterly US Trustee Fees. [sum of Notes (A)]	$1,083,102	$-	$3,962,388	$86,749,901	$12,893	$1,559,682	$28,283,859	$475,062	$-	$122,126,887	$525,493,959

Notes:

(A) In the November 2017 Monthly Operating Report ("MOR"), the Debtors reported two bank account balances totaling $122,182 as accounts of the Debtors that subsequently were determined to be non-debtor bank accounts. The beginning cash balances have been adjusted to reflect this correction.

MOR-1: Schedule of Receipts and Disbursements

SCHEDULE OF DEBTOR BANK ACCOUNT BALANCES*

Bank Account	Bank	Real Industry, Inc	Real Alloy Intermediate Holding, LLC	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Bens Run, LLC	Real Alloy Specialty Products, Inc.	Real Alloy Specification, Inc.	ETS Schaefer, LLC	RA Mexico Holding, LLC	Consolidated

xxxxx09712 - ETS Schaefer LLC Receipts	Bank of America								1,410		$1,410
xxxxx31011 - ETS Schaefer LLC Disbursements	Bank of America								20,851		$20,851
xxxxx31030 - Real Alloy Recycling Inc Payroll Account	Bank of America				134,930						$134,930
xxxxx31016 - Real Alloy Recycling Inc Accounts Payable	Bank of America				957,803						$957,803
xxxxx09675 - Real Alloy Recycling Inc 3rd Party Funding Account	Bank of America				17,895						$17,895
xxxxx09656 - Real Alloy Recycling Inc Receivables Account	Bank of America				204,135						$204,135
xxxxx09651 - Real Alloy Recycling Inc Concentration Account	Bank of America				124,038						$124,038
xxxxx09670 - Real Alloy Recycling Inc Adequate Assurance Account	Bank of America				1,295,144						$1,295,144
xxxxx75014 - Real Alloy Holding, Inc Corp Trust (GBP)	Bank of America			159,182							$159,182
xxxxx75022 - Real Alloy Holding, Inc Corp Trust (EUR)	Bank of America			600							$600
xxxxxx4386 - Real Alloy Recycling Inc Concentration Account	Wintrust				10,899						$10,899
xxxxxx87819 - Real Alloy Holding, Inc Bondholder Escrow Account	JP Morgan Chase			4,999,975							$4,999,975
xxxxx23243 - Real Industry Inc Collateral Account for Letter of Credit	Wells Fargo	452,722									$452,722
xxxxx96415 - Real Industry, Inc	Wells Fargo	5,803,971									$5,803,971
		$6,256,693	$-	$5,159,756	$2,744,844	$-	$-	$-	$22,261	$-	$14,183,555

*Balances per bank records as of March 31, 2018.

MOR-1b: Schedule of Bank Account Balances

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

				CHECK		AMOUNT PAID		CUMULATIVE PAID SINCE PETITION DATE
PAYEE	PERIOD	AMOUNT	PAYOR	NUMBER	DATE	FEES	EXPENSES	FEES	EXPENSES
Alvarez & Marsal Securities, LLC	Mar -18	$126,013	Real Alloy Holding, Inc	Wire	Mar-15-2018	$125,000	$1,013	$501,172	$19,450
Berkeley Research Group, LLC	Mar -18	-	Real Alloy Holding, Inc					130,868	7,765
Brown Ruddick	Mar -18	-	Real Alloy Holding, Inc					277,851	7,332
Dorsey & Whitney	Mar -18	-	Real Alloy Holding, Inc					139,805	403
Environmental Resources Management	Mar -18	-	Real Alloy Holding, Inc					289,000	-
Goldberg Kohn Bell Black	Mar -18	234,176	Real Alloy Holding, Inc			163,531	70,645	163,531	70,645
Goldin Associates LLC	Mar -18	179,907	Real Alloy Holding, Inc	Wire	Mar-02-2018	178,789	1,117	178,789	1,117
Holland & Knight, LLP	Mar -18	137,942	Real Alloy Holding, Inc	Wire	Mar-21-2018	137,942		137,942	-
Jefferies LLC	Mar -18	918,678	Real Alloy Holding, Inc	Wire	Mar-20-2018	900,000	18,678	900,000	18,678
Latham & Watkins LLP	Mar -18	771,160	Real Alloy Holding, Inc	Wire	Mar-20-2018	768,898	2,262	1,500,574	59,023
Morrison & Foerster LLP	Mar -18	1,066,785	Real Alloy Holding, Inc	ACH	Mar-14-2018	1,060,009	6,777	1,060,009	6,777
Prime Clerk	Mar -18	6,240	Real Alloy Holding, Inc	ACH	Mar-19-2018	6,171	69	196,171	21,148
Prime Clerk	Mar -18	158,333	Real Alloy Holding, Inc	ACH	Mar-20-2018	85,986	72,348	85,986	72,348
TRC Environmental Corporation	Mar-18	115,000	Real Alloy Holding, Inc	ACH	Mar-21-2018	115,000	-	115,000	-
Young Conaway Stargatt & Taylor, LLP	Mar -18	-	Real Alloy Holding, Inc					23,485	623
TRC Environmental Corporation	Mar-18	8,145	Real Alloy Specification, Inc	ACH	Mar-22-2018	8,145	-	9,154	-
Jefferies LLC	Mar -18	440,000	Real Industry, Inc	Wire	Mar-16-2018	440,000	-	440,000	-
Morrison & Foerster LLP	Mar -18	82,906	Real Industry, Inc	Wire	Mar-16-2018	81,004	1,902	81,004	1,902
Neal Gerber and Einsenberg LLP	Mar -18	875	Real Industry, Inc	5000012638	Mar-02-2018	875	-	875	-
Prime Clerk	Mar -18	8,800	Real Industry, Inc	5000012647	Mar-22-2018	8,800	-	16,305	-
		$4,254,960				$4,080,150	$174,810	$6,247,519	$287,211

MOR-1c: Schedule of Professional Fees and Expenses Paid

CONSOLIDATING STATEMENT OF OPERATIONS

	Total Filer			Real Alloy			Real Alloy	Real Alloy				Total Filer
	(Month Ended		Real Industry,	Intermediate	Real Alloy Holding,	Real Alloy Recycling,	Specification,	Specialty	ETS Schaefer,	Real Alloy Bens	RA Mexico	(Cumulative
	03/31/2018)	Eliminations	Inc	Holding, Inc	Inc.	Inc.	Inc.	Products, Inc.	LLC	Run, LLC	Holding, LLC	Since Filing)
Gross Revenue	$59,622,423	$(8,442,214)	$20,557	$-	$-	$27,739,703	$38,239,005	$1,469,757	$595,615	$-	$-	$235,684,252
Total Cost of Sales	56,677,856	(8,442,214)	-	-	148,726	26,304,215	36,768,485	1,394,515	472,570	31,559	-	225,109,509
Gross Profits	2,944,567	-	20,557	-	(148,726)	1,435,488	1,470,520	75,242	123,045	(31,559)	-	10,574,743

Total SGA Expenses	233,540	-	(638,603)	-	352,065	404,628	78,355	37,096	-	-	-	7,688,789	(A)
Restructuring & Impairment Charges	1,764,297	-	-	-	-	1,764,297	-	-	-	-	-	1,764,297
Other Operating (Income) Expense - Net	1,145,163	-	-	-	-	1,145,163	-	-	-	-	-	1,210,023
Operating Income (Loss)	1,565,864	-	659,160	-	(500,791)	(1,878,600)	1,392,165	38,146	123,045	(31,559)	-	1,692,623

Net Interest Expense & Fees	4,219,382	-	346,816	-	2,081,826	1,785,294	4,950	474	22	-	-	16,409,871
Total Foreign Currency Gains/Losses	(192,630)	-	-	-	(208,174)	15,544	-	-	-	-	-	(1,528,060)
Net Mgmt Fee Expense (Income)	243,528	-	-	-	20,485	223,043	-	-	-	-	-	931,357
Other Expenses	-	-	-	-	-	-	-	-	-	-	-	(182)
Reorganization Items	15,050,298	-	1,572,757	-	12,852,541	548,906	67,919	6,549	1,626	-	-	22,083,209	(A)
Income Before Taxes	(17,754,715)	-	(1,260,413)	-	(15,247,469)	(4,451,387)	1,319,296	31,123	121,397	(31,559)	-	(36,203,573)
Income Tax Expenses	5,848	-	-	-	5,848	-	-	-	-	-	-	20,562
Net Income From Continuing Operations	(17,760,563)	-	(1,260,413)	-	(15,253,317)	(4,451,387)	1,319,296	31,123	121,397	(31,559)	-	(36,224,135)
Net Income From Discontinued Operations	-	-	-	-	-	-	-	-	-	-	-	-
Net Income/Loss Attributable to NCI	-	-	-	-	-	-	-	-	-	-	-	-
Net Income	$(17,760,563)	$-	$(1,260,413)	$-	$(15,253,317)	$(4,451,387)	$1,319,296	$31,123	$121,397	$(31,559)	$-	$(36,224,135)

Notes:

(A) SG&A Cumulative balance is adjusted to reflect the reclass of Reorganization Items to the correct line.  The amount of the prior period reclass is $7,032,910.97

MOR-2: Statement of Operations

CONSOLIDATING BALANCE SHEET

	Total Filer	Eliminations	Real Industry, Inc.	Real Alloy Intermediate Holding, Inc.	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Specification, Inc.	Real Alloy Specialty Products, Inc.	ETS Schaefer, LLC	Real Alloy Bens Run, LLC	Real Alloy Mexico Holding LLC
ASSETS

Current Assets:
Total Cash & Equivalents	$11,540,254	$-	$6,239,129	$-	$-	$5,028,793	$-	$-	$272,332	$-	$-
Net Accounts Receivable	76,294,957	-	6,061	-	(44,291)	24,757,395	49,540,589	990,616	1,044,587	-	-
Total Current Interco Receivable	35,084,808	(1,322,083)	-	-	(41,344,116)	37,139,288	32,321,397	8,223,108	688,431	(621,217)	-
Net Inventories	69,654,365	-	-	-	-	20,226,740	44,035,181	4,801,200	591,244	-	-
Total Prepaid Expenses	12,554,425	-	1,095,645	-	30,000	5,719,410	5,632,748	49,595	27,027	-	-
Total Other Current Assets	12,902,845	-	-	-	913,371	8,725,765	2,889,074	374,635	-	-	-
Total Current Assets	218,031,654	(1,322,083)	7,340,835	-	(40,445,036)	101,597,391	134,418,989	14,439,154	2,623,621	(621,217)	-
Property, Plant & Equipment, Net	105,627,822	-	26,671	-	-	57,890,734	40,205,437	3,071,119	2,528,474	1,905,387	-
Other Intangibles, Net	-	-	-	-	-	-	-	-	-	-	-
Total Equity Investments in Subs	68,737,508	(509,628,414)	156,334,144	-	303,469,839	118,561,938	-	-	-	-	1
Total L/T Deferred Tax Assets	8,891,988	-	8,891,988	-	-	-	-	-	-	-	-
Total L/T Interco Receivable	87,665,081	(35,581,838)	28,500,506	-	59,164,575	35,581,838	-	-	-	-	-
Other L/T Assets, Net	8,811,526	-	869,953	-	-	7,249,578	683,135	7,948	276	636	-
Total Assets	$497,765,579	$(546,532,335)	$201,964,097	$-	$322,189,378	$320,881,479	$175,307,561	$17,518,221	$5,152,371	$1,284,806	$1

MOR-3: Balance Sheet

CONSOLIDATING BALANCE SHEET

	Total Filer	Eliminations	Real Industry, Inc.	Real Alloy Intermediate Holding, Inc.	Real Alloy Holding, Inc.	Real Alloy Recycling, Inc.	Real Alloy Specification, Inc.	Real Alloy Specialty Products, Inc.	ETS Schaefer, LLC	Real Alloy Bens Run, LLC	Real Alloy Mexico Holding LLC
LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities:
Total Accounts Payable	$35,315,974	$-	$90,000	$-	$9,393,666	$12,040,687	$12,944,634	$651,305	$179,063	$16,619	$-
Accrued & Other Current Liabilities (A)	11,604,161	-	2,513,425	-	712,489	6,403,812	1,681,688	105,903	148,921	37,923	-
Total F/V S/T Hedge Liab. Contracts	1,010,749	-	-	-	1,010,749	-	-	-	-	-	-
Toll Liability	4,739,751	-	-	-	-	-	4,739,751	-	-	-	-
Accrued Interest	21,822,657	-	-	-	21,604,167	218,490	-	-	-	-	-
Total Cur. Def. Tax Liability	-	-	-	-	-	-	-	-	-	-	-
Total Current Interco Payable	25,327,405	(1,314,329)	4,094	-	12,583,021	14,226,096	3,073,824	468,268	(3,713,569)	-	-
Current Maturities of L/T Debt	303,901,250	-	5,338,961	-	170,000,000	127,902,675	603,716	54,080	1,818	-	-
Liabilities of Discontinued Operations – Current	-	-	-	-	-	-	-	-	-	-	-
Total Current Liabilities	403,721,947	(1,314,329)	7,946,480	-	215,304,092	160,791,760	23,043,613	1,279,556	(3,383,767)	54,542	-
Total L/T Debt	1,884,919	-	-	-	-	1,142,591	673,584	63,387	5,357	-	-
Total L/T I/C Payable	(9,939,665)	(35,589,592)	-	-	25,359,980	289,946	1	-	-	-	-
Total Other L/T Liabilities (B)	10,192,575	-	-	-	-	4,239,102	5,855,822	72,650	25,001	-	-
Total L/T Liabilities	2,137,829	(35,589,592)	-	-	25,359,980	5,671,639	6,529,407	136,037	30,358	-	-
Total Liabilities - Subject to Compromise – External	207,577,837	31,122,771	-	135,002,908	20,018,572	19,951,732	908,153	546,411	27,290	-
Total Liabilities - Subject to Compromise – Internal	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities - Subject to Compromise	207,577,837	-	31,122,771	-	135,002,908	20,018,572	19,951,732	908,153	546,411	27,290	-
Total Liabilities	613,437,613	(36,903,921)	39,069,251	-	375,666,980	186,481,971	49,524,752	2,323,746	(2,806,998)	81,832	-
Stockholders' Equity:
Common Stock – Total	29,807	-	29,807	-	-	-	-	-	-	-	-
Additional Paid-In Capital - Total	542,064,622	(509,628,414)	542,064,622	-	173,259,645	222,511,312	99,016,761	8,906,982	3,940,748	1,992,965	1
Retained Earnings	(646,849,713)	-	(379,199,582)	-	(215,820,498)	(88,111,804)	26,766,048	6,287,493	4,018,621	(789,991)	-
Total Other Comprehensive Income/(Loss)	(10,916,749)	-	-	(10,916,749)	-	-	-	-	-	-
Total Stockholders' Equity	(115,672,034)	(509,628,414)	162,894,846	-	(53,477,602)	134,399,508	125,782,809	15,194,475	7,959,369	1,202,974	1
Total Liabilities & Equity	$497,765,579	$(546,532,335	$201,964,097	$-	$322,189,378	$320,881,479	$175,307,561	$17,518,221	$5,152,371	$1,284,806	$1

Notes:

(A) Includes certain prepetition claims for wages and taxes approved by the Court and costs related to potential future environmental remediation.

(B) Includes costs related to potential future environmental remediation and tax liabilities.

MOR-3: Balance Sheet

SUMMARY OF UNPAID POST-PETITION DEBTS

Current

Accounts Payable	$35,315,974

MOR-4: Summary of Unpaid Post-Petition Debts

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91 Days +	Total

Accounts Receivable	$74,438,521	$380,457	$62,226	$2,122,620	$77,003,824
Unapplied Funds					(422,867)
Allowance for Doubtful Accounts					(286,000)
					$76,294,957

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the documentation pursuant to the Delaware Local Rule 4001-3. (1)

X

MOR-5: Accounts Receivable Aging AND Debtor Questionnaire